Ex 21.1

Name of Subsidiary	Jurisdiction of Incorporation/Organization
3089554 Nova Scotia ULC	Canada
AC Analytical Controls B.V.	Netherlands
AC Analytical Controls Holding B.V.	Netherlands
AC Analytical Controls Services B.V.	Netherlands
Acton Research Corporation	Delaware
Acumen PM, LLC	Texas
Aderant Canada Company	Canada
Aderant Case Management, LLC	Delaware
Aderant CM, LLC	Delaware
Aderant CompuLaw, LLC	Delaware
Aderant CRM, LLC	Delaware
Aderant DoD, LLC	Delaware
Aderant Enterprise Holdings, Inc.	Delaware
Aderant FM, LLC	Delaware
Aderant Holdings, Inc.	Delaware
Aderant Imaging, LLC	Delaware
Aderant International Holdings, Inc.	Delaware
Aderant Legal Holdings, Inc.	Delaware
Aderant Legal Holdings (AUS) Pty Ltd	Australia
Aderant Legal Holdings (NZ) ULC	New Zealand
Aderant Legal (UK) Limited	United Kingdom
Aderant North America, Inc.	Florida
Aderant Parent Holdings, Inc.	Delaware
Aderant RainMaker, LLC	Delaware
Aderant Redwood, LLC	Delaware
Advanced Sensors Limited	United Kingdom
Alpha Holdings of Delaware I LLC	Delaware
Alpha Holdings of Delaware II LLC	Delaware
Alpha Technologies B.V.	Netherlands
Alpha Technologies GmbH	Germany
Alpha Technologies Japan LLC	Delaware
Alpha Technologies Services LLC	Delaware
Alpha Technologies U.K.	United Kingdom
Alpha Technologies, s.r.o.	Czech Republic
Alpha UK Holdings LLC	Delaware
Amot Controls Corporation	Delaware
Amot Controls GmbH	Germany
Amot/Metrix Investment Company, Inc.	Delaware
Amphire Solutions, Inc.	Delaware
Amtech Systems (Hong Kong) Limited	Hong Kong
Amtech Systems, LLC	Delaware
Amtech World Corporation	Delaware
Ascension Technology Corporation	Delaware
Atlantic Health Partners, Inc.	Delaware
Atlas Database Software Corp.	California
Atlas Healthcare Software India Private Limited	India
Axium Holdco, Inc.	Delaware
BidClerk, Inc.	Delaware
Bid News Construction Reports LLC	Oklahoma
CBORD Holdings Corp.	Delaware
CDC Publishing, LLC	Delaware
Centurion Research Solutions, LLC	Virginia
Civco Holding, Inc.	Delaware
Civco Medical Instruments Co., Inc.	Iowa
CIVCO Medical Solutions B.V.	Netherlands
Clinisys Group Limited	United Kingdom
Clinisys Scotland Limited	United Kingdom
Clinisys Solutions Limited	United Kingdom
CMD Holdco, Inc.	Delaware
Compressor Controls (Beijing) Corporation Ltd.	China
Compressor Controls Corporation	Iowa
Compressor Controls Corporation B.V.	Netherlands
Compressor Controls Corporation Middle East	Delaware
Compressor Controls Corporation S.r.l.	Italy
Compressor Controls Mauritius Ltd.	Mauritius
Compressor Controls Pty Ltd.	Australia
Construction Datafax, Inc.	Alabama
Construction Market Data Group Inc.	Canada
Construction Market Data Group LLC	Delaware
Cornell Pump Company	Delaware
Cornell Pump Europe GmbH	Germany
C/S Solutions, Inc.	California
DAP Technologies Corp.	Delaware
DAP Technologies Limited	United Kingdom
DAP Technologies LTD	Canada
Dash I, Inc.	Delaware
DAT Solutions, LLC	Delaware
Data Innovations LLC	Delaware
Data Innovations Cooperatief U.A.	Netherlands
Data Innovations Europe S.A.	Belgium
Data Innovations Latin America Ltda	Brazil
Dawning Technologies, LLC	Delaware
DCMH Group Holdings, Inc.	Delaware
DCMH Group Holdings, LLC	Delaware
DCMH Holdings, Inc.	Delaware
Deltek Asia Pacific (HK) Limited	Hong Kong
Deltek Australia Pty Ltd.	Australia
Deltek Belgie BVBA	Belgium
Deltek Danmark A/S	Denmark
Deltek France SAS	France
Deltek GB Limited	United Kingdom
Deltek GmbH	Germany
Deltek Holdings Limited	United Kingdom
Deltek, Inc.	Delaware
Deltek Nederland B.V.	Netherlands
Deltek Netherlands B.V.	Netherlands
Deltek Norge AS	Norway
Deltek Systems (Canada), Inc.	Canada
Deltek Systems (Colorado) Inc.	Wyoming
Deltek Systems (Philippines) Ltd.	Virginia
Deltek Systems (UK) Ltd.	United Kingdom
Deltek Sverige AB	Sweden
Deltek UK Limited	United Kingdom
Deltek US, Inc.	Delaware
Deltek WST LLC	Texas
DI Acquisition Subsidiary, Inc.	Delaware
DI Dutch Holdings LLC	Delaware
DI Hong Kong Limited	Hong Kong
Dynamic Instruments, Inc.	California
Dynisco Enterprises GmbH	Germany
Dynisco Enterprises, LLC	Delaware
Dynisco Europe GmbH	Germany
Dynisco Holding GmbH	Germany
Dynisco Hong Kong Holdings, Limited	Hong Kong
Dynisco Instruments LLC	Delaware
Dynisco Instruments S.a.r.l.	France
Dynisco LLC	Delaware
Dynisco Parent, Inc.	Delaware
Dynisco S.r.l.	Italy
Dynisco Shanghai Sensor and Instrument Co., Ltd.	China
Dynisco –Viatran (M) Sdn Bhd	Malaysia
Dynisco Viatran LLC	Delaware
Dynisco-Viatran Instrument Sdn Bhd	Malaysia
Fluid Metering, Inc.	Delaware
FMS Purchasing & Services, Inc.	Florida
Foodlink Holdings, Inc.	California
Foodlink IT India Private Limited	India
Fresco Automation & IT Consultancy	Belgium
FSI Holdings, Inc.	Virginia
FTI Flow Technology, Inc.	Delaware
Gatan GmbH	Germany
Gatan Inc.	Pennsylvania
Gatan Service Corporation	Pennsylvania
GeneInsight, Inc.	Delaware
Getloaded Corporation	Delaware
Guangzhou MEDTEC Medical Device Co., Ltd	China
Hansco Automatisering B.V.	Netherlands
Hansen Technologies Corporation	Illinios
Hansen Technologies Europe GmbH	Germany
Harbour Holding Corp.	Delaware
Hardy Process Solutions	California
Horizon Software International, LLC	Georgia
HRsmart Canada Inc.	Canada
HRsmart Czech Republic	Czech Republic
HRsmart France SAS	France
HRsmart Germany GmbH	Germany
HRsmart, Inc.	Delaware
HRsmart International	Cayman Islands
HRsmart International Holdings LLC	Texas
HRsmart Mexico	Mexico
HRsmart Philippines	Philippines
HRsmart SA (Pty) Ltd.	South Africa
HRsmart Talent Management Solutions Europe Limited	United Kingdom
HRsmart Ventures LLC	Texas
Innovative Product Achievements, LLC	Delaware
Inovonics Corporation	Colorado
INPUT, Inc.	Delaware
Input Limited	United Kingdom
Input S.A.R.L.	France
Instill Corporation	Delaware
Integrated Designs, L.P.	Delaware
Intellitrans Canada Ltd.	Canada
IntelliTrans Limited	United Kingdom
Intellitrans Sweden AB	Sweden
Intellitrans, LLC	Delaware
IPA Acquisition Subsidiary, Inc.	Delaware
ISL Finance SAS	France
ISL Holding, SAS	France
ISL Scientifique de Laboratorie - ISL, S.A.S.	France
iSqFt Holdings, Inc.	Delaware
iSqFt, Inc.	Delaware
iSqFt Parent Corporation	Delaware
iSqFt Sub, Inc.	Delaware
IT Canada Holdings, LLC	Delaware
iTradenetwork Limited	United Kingdom
iTradeNetwork, Inc.	Delaware
Job Access LTDA	Brazil
K/S Roper Finance	Denmark
K/S Roper Holding	Denmark
K/S Roper Investments	Denmark
Link Logistics Holding LLC	Delaware
Logitech Limited	United Kingdom
Lumenera Corporation	Canada
Managed Health Care Associates, Inc.	Delaware
Marumoto Struers K.K.	Japan
Med Group I, Inc.	Delaware
MED Group Parent, Inc.	Delaware
Med Holdings, LLC	Delaware
Med Operating, LLC	Delaware
Media Cybernetics, Inc.	Delaware
Medical Equipment Distributors II, L.P.	Texas
Medical Equipment Distributors, Inc.	Delaware
Medical Information Professional Systems GmbH	Germany
Medical Information Professional Systems NV	Belgium
MEDTEC, Inc.	Iowa
Metrix Instrument Co., L.P.	Delaware
MHA Long Term Care Network, Inc.	Delaware
MIPS Austria GesmbH	Austria
MIPS CZ s.r.o	Czech Republic
MIPS Deutschland GmbH & Co. KG	Germany
MIPS Deutschland Holding GmbH	Germany
MIPS France Sarl	France
MIPS Schweiz AG	Switzerland
MIPS Software Iberica SL	Spain
MPR Readers Inc.	Delaware
mySBX Corporation	Delaware
Navigator Group Purchasing, Inc.	Tennessee
NDI Europe GmbH	Germany
Neptune Technology Group (Canada) Limited	Canada
Neptune Technology Group Inc.	Delaware
Neptune Technology Group Mexico S.de R.L. de C.V.	Mexico
Neptune Technology Group Mexico Services S. de R.L. de C.V.	Mexico
Neptune Technology Group Services Inc.	Delaware
Nippon Roper K.K.	Japan
Northern Digital Inc.	Canada
Novient, Inc.	Georgia
Off-Campus Advantage, LLC	Delaware
Omega Legal Systems, Inc.	Arizona
On Center Holdings, Inc.	Delaware
On Center Intermediate Holdings, Inc.	Delaware
On Center Software, Inc.	Texas
PAC Denmark ApS	Netherlands
PAC GmbH	Germany
PAC Instruments Asia PTE. Ltd.	Singapore
PAC (Shanghai) Co. Ltd.	China
PB Bidco Limited	United Kingdom
PB Holdco Limited	United Kingdom
PB Midco Limited	United Kingdom
PB Topco Limited	United Kingdom
Petroleum Analyzer Company L.P.	Delaware
PGP UK Limited	Scotland
Project Diamond Intermediate Holdings Corporation	Delaware
QSC 1208 Limited	United Kingdom
QSC 1209 Limited	United Kingdom
Quantitative Imaging Corporation	Canada
Rebate Tracking Group, LLC	Florida
Redlake MASD, LLC	Delaware
RF IDeas, Inc.	Delaware
RI Marketing India Private Limited	India
RIL Holding Limited	United Kingdom
RMT, Inc.	Arizona
Roda Deaco Valve Inc.	Canada
Roper Brasil Comercio E Promocao De Productos E Servicos LTDA	Brazil
Roper Canada Finance LP	Canada
Roper Canada Holdings, Inc.	Canada
Roper Canada Holdings LP	Canada
Roper Canada Partners, Inc.	Canada
Roper Capital Deutschland GmbH	Germany
Roper Canada UK Limited	United Kingdom
Roper Denmark UK Limited	United Kingdom
Roper DK Sub Sarl	Luxembourg
Roper Engineering s.r.o.	Czech Republic
Roper Europe GmbH	Germany
Roper Finance Sarl & Co. KG	Germany
Roper Finance Scot LP	Scotland
Roper Germany GmbH	Germany
Roper Germany GmbH & Co. KG	Germany
Roper Germany UK Limited	United Kingdom
Roper GM Denmark Holdings ApS	Denmark
Roper Holdings Limited	United Kingdom
Roper Holdings, Inc.	Delaware
Roper Industrial Holdings LLC	Delaware
Roper Industrial Products Investment Company	Iowa
Roper Industries, Inc.	Delaware
Roper Industries Denmark ApS	Denmark
Roper Industries Deutschland GmbH	Germany
Roper Industries L.P.	Canada
Roper Industries Limited	United Kingdom
Roper Industries Manufacturing (Shanghai) Co., Ltd.	China
Roper Industries Mauritius Ltd.	Mauritius
Roper Industries UK Limited	United Kingdom
Roper International Holding, Inc.	Delaware
Roper LLC	Russian Federation
Roper Lux Sub S.a.r.l	Luxembourg
Roper Luxembourg Finance S.a.r.l.	Luxembourg
Roper Luxembourg Holdings S.a.r.l.	Luxembourg
Roper Luxembourg S.a.r.l.	Luxembourg
Roper Luxembourg UK Holdings S.a.r.l.	Luxembourg
Roper Middle East Ltd.	Dubai (FZE)
Roper Pump Company	Delaware
Roper Scientific B.V.	Netherlands
Roper Scientific GmbH	Germany
Roper Scientific SAS	France
Roper Scientific, Inc.	Delaware
Roper Scot LP	United Kingdom
Roper Southeast Asia LLC	Delaware
Roper UK Investments Limited	United Kingdom
Roper UK, Ltd.	United Kingdom
Roper-Mex, L.P.	Delaware
Ropintassco 1, LLC	Delaware
Ropintassco 2, LLC	Delaware
Ropintassco 3, LLC	Delaware
Ropintassco 4, LLC	Delaware
Ropintassco 5, LLC	Delaware
Ropintassco 6, LLC	Delaware
Ropintassco 7, LLC	Delaware
Ropintassco Holdings, L.P.	Delaware
RT Merger Sub, Inc.	Delaware
Shanghai Roper Industries Trading Co., Ltd.	China
SHP Group Holdings, Inc.	Delaware
Sinmed Holding International B.V.	Netherlands
SIRA, LLC	Delaware
Societe de Distribution de Logiciels Medicaux	France
SoftWriters, Inc.	Delaware
Softwriters Holdings, Inc.	Delaware
Sohnar, Inc.	Delaware
Sohnar Limited	United Kingdom
Sohnar Pty Ltd	Australia
Star Purchasing Services, LLC	Wisconsin
Strata Acquisition Subsidiary, Inc.	Delaware
Strata Decision Technology Holdings LLC	Delaware
Strata Decision Technology LLC	Illinios
Strata Parallel II Inc.	Delaware
Strategic Healthcare Programs Blocker LLC	Delaware
Strategic Healthcare Programs Blocker 2, Inc.	Delaware
Strategic Healthcare Programs, L.L.C.	Delaware
Strategic Healthcare Programs Holdings, LLC	Delaware
Struers (Shanghai) International Trading Ltd.	China
Struers A/S	Denmark
Struers GmbH	Germany
Struers Inc.	Delaware
Struers Limited	United Kingdom
Struers Limited	Canada
Struers SAS	France
Student Advantage, LLC	Delaware
Sunquest Europe Limited	United Kingdom
Sunquest Holdings, Inc.	Delaware
Sunquest Information Systems (Europe) Limited	United Kingdom
Sunquest Information Systems (India) Private Limited	India
Sunquest Information Systems (International) Limited	United Kingdom
Sunquest Information Systems Canada, Inc.	Canada
Sunquest Information Systems, Inc.	Pennsylvania
Taupo Holdings, Inc.	Delaware
Technolog Group Limited	United Kingdom
Technolog Holdings Ltd.	United Kingdom
Technolog Limited	United Kingdom
Technolog SARL	France
Telomere Inc.	Delaware
The CBORD Group, Inc.	Delaware
The Tidewater Healthcare Shared Services Group, Inc.	Pennsylvania
The Washington Management Group, Inc.	District of Columbia
TLP Holdings, LLC	Delaware
Transcore Atlantic, Inc.	Delaware
Transcore CNUS, Inc.	Delaware
Transcore Holdings, Inc.	Delaware
Transcore ITS, LLC	Delaware
Transcore Link Logistics Corporation	Canada
Transcore Nova Scotia Corporation	Canada
Transcore Partners, LLC	Delaware
Transcore Quebec Corporation Inc.	Canada
TransCore Transportation Solutions India Private Limited	India
TransCore Transportation Systems Mauritius Private Limited	Mauritius
Transcore, LP	Delaware
Trinity Integrated Systems Limited	United Kingdom
UHF Purchasing Services, LLC	Delaware
United Controls Group, Inc.	Ohio
Uson L.P.	Delaware
Uson Limited	United Kingdom
Utilitec Limited	United Kingdom
Utilitec Services Limited	United Kingdom
Utility Data Services Limited	United Kingdom
Verathon Holdings (Delaware) Inc.	Delaware
Verathon Inc.	Washington
Verathon Medical (Australia) Pty Limited	Australia
Verathon Medical (Canada) ULC	Canada
Verathon Medical (Europe) B.V.	Netherlands
Verathon Medical (France) SARL	France
Verathon Medical (Hong Kong) Limited	Hong Kong
Verathon Medical (Japan) K.K.	Japan
Verathon Medical (UK) Ltd.	United Kingdom
Verathon Medical Inc.	Washington
Viastar Services, LP	Texas
Viatran Corporation	New York
Walter Herzog GmbH	Germany
XTS Software Corporation	Oregon
Zetec (Shanghai) Co., Ltd.	China
Zetec France	France
Zetec Korea, Inc.	Delaware
Zetec Rental LLC	Delaware
Zetec Services, Inc.	Delaware
Zetec, Inc.	Washington